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                                                                    EXHIBIT 99.1

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                       CLEAR CHANNEL COMMUNICATIONS, INC.

          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD AT
                               200 CONCORD PLAZA
                          FIRST FLOOR CONFERENCE ROOM
                               SAN ANTONIO, TEXAS
                                 MARCH 26, 1999

    The undersigned hereby appoints L. Lowry Mays and Alan D. Feld, and each of them, proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned to appear and act for and to vote all shares of CLEAR CHANNEL COMMUNICATIONS, INC. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Special Meeting of Shareholders of said Company to be held in San Antonio, Texas on March 26, 1999 at 4:00 P.M., local time, or at any adjournments or postponements thereof, with all powers the undersigned would possess of then personally present, as indicated on the reverse side.

THIS UNDERSIGNED ACKNOWLEDGES RECEIPT OF NOTICE OF SAID MEETING AND ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS AND RATIFIES AND CONFIRMS ALL ACTS THAT ANY OF THE SAID PROXY HOLDERS OR THEIR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

                                         (Continued and to be dated and signed
                                         on the reverse side.)

                                         CLEAR CHANNEL COMMUNICATIONS, INC.
                                         P.O. BOX 11181
                                         NEW YORK, N.Y. 10203-0181
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1. Approval of the issuance of Clear Channel Communications, Inc. Common Stock in the merger with Jacor Communications, Inc.

              [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

Change of Address and/or Comments:
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Please sign your name exactly as it appears hereon. Joint owners should sign personally. Attorney, Executor, Administrator, Trustee or Guardian should indicate full title.

                                           Dated:

                                         ------------------------------------- ,
                                                  1999

                                           -------------------------------------
                                                  Shareholder's signature

                                           -------------------------------------
                                           Shareholder's signature if stock held
                                                          jointly

                                           Printed Name:
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                                           SIGN, DATE, AND RETURN THE PROXY CARD
                                           PROMPTLY USING THE ENCLOSED ENVELOPE.

                                           VOTES MUST BE INDICATED (X) IN BLACK
                                           OR BLUE INK.

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